Exhibit 10.2

June 27, 2024

Holder of Warrants to Purchase Common Stock

Re: Amendment to Existing Warrants

Dear [***] (the “Holder”):

This letter confirms that Eyenovia, Inc., a Delaware corporation (the “Company”), hereby amends, effective as of the date hereof, the Holder’s existing warrants to purchase up to 9,708,839 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $2.23 per share (collectively, the “Existing Warrants”), by:

(i)	Reducing the Exercise Price (as defined therein) of the Existing Warrants to $0.69 and extending the termination date of the Existing Warrants until January 1, 2030.

(ii)	Replacing the reference to “August 29, 2023” in Section 2(e) of the Existing Warrants with “July 1, 2024”.

The foregoing amendments shall be referred to as the “Warrant Amendments”. Except as expressly set forth herein, the terms and provisions of the Existing Warrants shall remain in full force and effect after the execution of this letter and shall not be in any way changed, modified or superseded except by the terms set forth herein.

Reference is made to the anticipated issuance and sale by the Company to the Holder of shares of Common Stock and warrants to purchase shares of Common Stock (the “Transactions”), pursuant to that certain Securities Purchase Agreement, dated June 27, 2024, by and among the Company, the Holder and certain other institutional investors. The effectiveness of the Warrant Amendments hereby contemplated is contingent upon the closing of the Transactions.

From and after the effectiveness of the Warrant Amendments, the Company agrees to promptly deliver to the Holder, upon request, amended Existing Warrants that reflect the Warrant Amendments in exchange for the surrender for cancellation of the Holder’s Existing Warrants to be amended as provided herein. In addition, the Company shall file a prospectus supplement to the applicable registration statement in connection with the amendment hereunder on the date hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Amendment to be executed by its officer thereunto duly authorized as of the date first above indicated.

COMPANY:
EYENOVIA, INC.

By:	/s/ Michael Rowe
Name:	Michael Rowe
Title:	Chief Executive Officer

HOLDER: [***]

By:	[***]
Name:	[***]
Title:	[***]